EXHIBIT 99.2
SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the latest date set forth on the signature page hereof between Adherex Technologies Inc. (the “Company”) and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS the Company desires to offer and issue for sale on a private placement basis (the “Offering”), up to $9,000,000 of units (the “Units”), in one or more closings, the first of which is anticipated to occur on or about April 28, 2010 or such other date as the Company and the Subscriber may agree (the “First Closing Date”). Each Unit offered hereunder consists of one Common Share and one Warrant at a price per Unit equal to $0.03 (the “Offering Price”). Pursuant to the Offering, the Company shall issue and sell at least 200,000,000 Units on the First Closing Date.  Each full Warrant will entitle the holder thereof to purchase one Common Share of the Company (individually, an “Additional Share” and collectively, the “Additional Shares”) for a period of five (5) years from the date of issue at a price equal to $0.08 per share.  The Warrants shall not be exercisable for the first six (6) months following their date of issuance.  The form of Warrant is attached as Schedule “A” to this Agreement. A summary of the terms of the Offering is set forth in Schedule “B” to this Agreement.   Such summary is qualified in its entirety by the terms and conditions set forth in this Agreement and the Warrants (together, the “Transaction Documents”); and

WHEREAS unless otherwise stated, all dollar amounts in this Agreement refer to Canadian Dollars; and

WHEREAS, the Subscriber desires to purchase Units in the value set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably purchases for itself and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of Units set forth on the signature page hereto for an aggregate purchase price equal to the “Purchase Price” as set forth on the signature page hereto.  The Purchase Price is payable by wire transfer of immediately available funds at the Closing to an account designated by the Company.

1.2           The Subscriber hereby warrants and represents that it recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (b) the Subscriber may not be able to liquidate its investment; and (c) transferability of the Common Shares and Warrants forming the Units and the Additional Shares issuable upon due exercise of the Warrants (collectively, the “Securities”) is limited.

1.3           The Subscriber represents that it is (i) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), as indicated by the Subscriber’s responses to the questions contained in Article VIII hereof, and by reason of its business and financial experience and the business and financial experience of those persons it may have retained to advise it with respect to its investment in the Securities it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the prospective investment; and (ii) an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions, of the Canadian Securities Administrators and the Subscriber has completed the Accredited Investor Certificate attached hereto as Schedule “E”.

1.4           The Subscriber hereby acknowledges and represents that: (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are unregistered, or the Subscriber, at its own risk and expense, has employed the services of a “purchaser representative” (as defined in Rule 501(h) of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the loss of its entire investment.

1.5           The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Company, or a Company agent, with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) through attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.6           [Intentionally deleted]

1.7           The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any U.S. state or Canadian provincial securities regulatory authority (“Securities Regulatory Authority”) as the Offering is intended to be exempt from the registration requirements of Section 5 of the Act, pursuant to Regulation D thereunder and from the registration requirements of applicable state “blue sky” securities laws or regulations.

1.8           The Subscriber understands that the Securities have not been registered under the Act or under any U.S. state or Canadian provincial securities or “blue sky” laws or regulations by reason of a claimed exemption that depends, in part, upon the Subscriber’s investment intention and agreement not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Act and under any applicable state securities or “blue sky” laws or regulations or unless an exemption from such registration is available, subject to Section 1.11 herein. Without limiting the foregoing, the Company acknowledges and agrees that a Subscriber may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under Regulation D and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Subscriber may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the Subscriber’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Subscriber may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Act or other applicable provision of the Act to appropriately amend the list of Selling Stockholders thereunder.

In this respect, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account and not with a view toward the resale or distribution to others.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.9           The Subscriber understands that Rule 144 (“Rule 144”) promulgated under the Act requires for non-affiliates, among other conditions, a one (1) year holding period prior to the resale in the United States of securities of an issuer that is not a reporting issuer under the Securities Exchange Act of 1934, as amended, acquired in a non-public offering without having to satisfy the registration requirements under the Act.  The Subscriber understands and hereby acknowledges that except as set forth herein the Company is under no obligation to register any of the Securities under the Act or any state securities or “blue sky” laws.

1.10           The Subscriber further understands and agrees that it shall not sell the Securities to a purchaser in any province of Canada at any time within the four (4) month period following the date of their issuance and any subsequent purchaser outside of Canada before the end of that period must agree to comply with this restriction for the remainder of such period.  The Subscriber further agrees that if it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer, pledge or hypothecate any of such Securities (other than pursuant to an effective registration statement under the Act), directly or indirectly unless an offer and sale or other disposition is:

(i)             made in accordance with an effective registration statement under the Act covering such disposition; or

(ii)            to the Company; or

(iii)           made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the Act; or

(iv)           made in a transaction that does not require registration under the Act or any applicable United States state laws, rules and regulations governing the offer and sale of securities, and it has theretofore furnished to the Company an opinion of counsel to that effect; provided, that no opinion shall be required for any sale pursuant to Rule 144, or pursuant to any bona fide pledge in connection with a margin account.

1.11           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities indicating that such Securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS 4 MONTHS AND A DAY AFTER DISTRIBUTION DATE].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, OR (C) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE ISSUER.

Provided that if the Securities are being sold pursuant to Section 1.10(iii) above, in the case of a resale to a purchaser in Canada, following the date which is four (4) months and a day after the date of issuance to the Subscriber, the Company covenants and represents that the legend may be removed by providing a declaration to the transfer agent for the Securities of the Company substantially as attached hereto as Schedule “C” (or as the Company may prescribe from time to time) upon the sale of the Securities by the Subscriber.

1.12           The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call the Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any purchase, to accept purchases for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Securities.

1.13           The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity and that Subscriber is not resident in any province of Canada.  If the Subscriber is resident outside of the United States, the Subscriber hereby represents that the Subscriber is resident in the jurisdiction specified in the address set out on the first page of this Agreement (the “International Jurisdiction”) and that:

(i)   the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this subscription, if there are any;

(ii)   the securities laws of the International Jurisdiction applicable to the Subscriber do not require the Company to file a prospectus or similar document or to register the Securities or to make any filings or seek any approvals of any kind whatsoever in respect of the sale of the Securities to the Subscriber from any regulatory authority in the International Jurisdiction;

(iii)   the delivery of this Agreement by the Company and the Subscriber and the issuance of the Securities to the Subscriber complies with all applicable securities laws of the International Jurisdiction and will not cause the Company to become subject to any disclosure, prospectus, registration or reporting requirements under any such securities laws; and

(iv)   the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably.

1.14           The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

1.15           If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16           The Subscriber acknowledges that if he or she is a Registered Representative of an National Association of Securities Dealers, Inc. (“NASD”) member firm, he or she must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 8.4 below.

1.17          (a)           The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)           The Subscriber acknowledges that this Agreement requires the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber's eligibility to purchase the Units under applicable Securities Laws (as defined below), preparing and registering certificates representing the Units to be issued to the Subscriber and completing filings required by any Securities Regulatory Authority. The Subscriber’s personal information may be disclosed by the Company to: (a) any applicable Securities Regulatory Authority; (b) the Company's registrar and transfer agent; (c) Canada Revenue Agency; and (d) the Company’s advisors, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information.

(c)           The Subscriber consents to the filing of copies or originals of any of the Subscriber’s documents described in subsection 1.17(b) hereof as may be required to be filed with any Securities Regulatory Authority in connection with the transactions contemplated hereby.

(d)           If the Subscriber is a resident of or otherwise subject to applicable securities laws of Ontario, the Subscriber acknowledges that it has been notified by the Company (a) of the delivery to the Ontario Securities Commission (the “OSC”) of the full name, residential address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in Securities Laws; (c) that this information is being collected for the purposes of the administration and enforcement of the Securities Law of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8 or at (416) 593-8086 regarding any questions about the OSC’s indirect collection of this information and further acknowledges that it has authorized the indirect collection of this information by the OSC.

(e)           The Subscriber represents and warrants that the funds representing the aggregate Offering Price which will be paid by the Subscriber to the Company for the Units hereby subscribed for will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

1.18           The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

1.19           The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the Subscriber in violation of the Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VIII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

1.20           The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.21           The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act pursuant to the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the representations made by the Subscriber herein.

1.22           The Subscriber acknowledges that the information contained in this Agreement or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Agreement, as supplemented) nor disclosed to any third party for any reason, unless such disclosure is required by applicable law or a court judgment, order or decree, notwithstanding that the Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.23           The Subscriber understands, acknowledges and agrees with the Company that: (a) the Company may terminate the Offering or reject any subscription at any time in its sole discretion and the execution of this Agreement by the Subscriber or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any subscription or complete the Offering; (b) no federal, provincial or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities (any representation to the contrary is a criminal offense); and (c) in making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved.

II.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In the event that the Company accepts the Subscriber’s subscription of Units hereunder, the Company hereby represents and warrants to the Subscriber that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Canada and has full corporate power and authority to own, lease and operate its property and assets, and to conduct its business as now conducted.

2.2           Capitalization and Voting Rights.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Company’s Annual Report on Form 10K for the fiscal year ended December 31, 2009 (the “Annual Report”), and all issued and outstanding shares of the Company are validly issued, fully paid and non-assessable.  As of December 31, 2009, except as set forth in the Annual Report, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares in the capital stock of the Company.  Except as required by law, there are no restrictions upon the voting or transfer of any of the shares in the capital stock of the Company pursuant to the Company’s articles of amalgamation as amended to date or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3   Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company and its directors necessary for the (i) authorization, execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company’s obligations hereunder has been taken or will be taken prior to Closing (as defined in Section 3.2).  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Units, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.  The Company shall, at all times when any Warrants comprising part of the Units remain outstanding, have authorized and reserved for issuance a sufficient number of Common Shares to provide for the due exercise of the Warrants comprising part of the Units pursuant to their terms. Upon any due exercise of the Warrants comprising any Units in accordance with their terms and the issuance and delivery of the Additional Shares issuable upon the exercise thereof, such Additional Shares will be validly issued, fully paid and non-assessable and, subject to the expiry of the applicable hold period and the satisfaction of the requirements of National Instrument 45-102, the resale of such Additional Shares in Ontario will be exempt from the registration and prospectus requirements of applicable Ontario securities laws.  The issuance and sale of the Units contemplated hereby and the issuance and sale of the Additional Shares when issued pursuant to the terms of the Warrants, will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4   No Conflict; Governmental Consents.

(a)           The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the articles of amalgamation, as amended, of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien or encumbrance upon any of the properties or assets of the Company.

(b)           No consent, approval, authorization or other order of any United States or Canadian governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units or the Additional Shares, except such consents and filings as may be required to be made with or obtained from the SEC, NASD, the TSX and with any state or foreign blue sky or other Securities Regulatory Authority and any Canadian Securities Regulatory Authority, all of which filings or consents have been or will be timely made or obtained on or to prior Closing.

2.5   Litigation.  The Company knows of no pending or threatened legal or governmental proceedings against the Company which, individually or in the aggregate, could (a) have a material adverse effect on the business, assets, financial condition, prospects or results of operations of the Company (collectively, the “Business”) or (b) impair in any material respect the Company’s ability to enter into and perform on a timely basis its obligations under this Agreement (any such effect referred to as a “Material Adverse Effect”).  The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.6           Reporting Issuer in Canada; Absence of Material Changes.  The Company is a reporting issuer or the equivalent thereof in each of the provinces of Canada where such concept exists and is not in default of any requirement under applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities and TSX regulations, and, in particular, without limiting the generality of the foregoing, the Company is in compliance with its obligations to make all reports and filings, including timely disclosure of all material changes relating to it, under such applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities laws (“Filings”), no such disclosure has been made on a confidential basis and there is no material change relating to the Company which has occurred and with respect to which the requisite material change report has not been filed.  The Filings complied in all material respects with the requirements of applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities and TSX regulations.  The Filings, as of their respective dates, did not contain any untrue statement of material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  No securities commission or regulatory authority in any of the provinces of Canada has issued any order preventing or suspending trading of any securities of the Company.   Except as set forth in the Filings, there has not been (i) any material adverse change in the Business, (ii) any transaction that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company or any of its subsidiaries, (iv) any change in the outstanding indebtedness of the Company and its subsidiaries (taken as a whole) that is material to the Company or the Business, (v) any dividend declared, paid or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained which in the case of this clause (vi), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

2.7           Listing. The Common Shares of the Company are listed on the TSX.  On Closing, the Common Shares issued hereunder and the Additional Shares will have been conditionally approved for listing on the TSX, subject only to the satisfaction of customary deliverables after Closing, which the Company will perform in a timely fashion.   The Subscriber understands that the Company intends to be exempted from security holder approval in respect of this Offering as provided for under Section 604(e) of the TSX Company Manual.  In accordance with TSX’s normal practice, the TSX will initiate its standard continued listing review process in such circumstances.  The Company will be granted 120 days in which to regain compliance with TSX continuous listing requirements, subject to extension at the discretion of the TSX.  The Company expects that upon completion by the TSX of this standard continued listing review, the Corporation will continue to meet the TSX listing requirements.

2.8           No General Solicitation.  Neither the Company nor, to its knowledge, any person acting on its behalf has offered or sold or will offer or sell the Units or the Additional Shares by any form of general solicitation or general advertising, including, but not limited to, the following:

(a)           any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and

(b)           any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.9           Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.10           Disclosure.  The representations and warranties made by the Company in this Agreement and the Filings when read together do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements herein as a whole not misleading.

III.           TERMS OF SUBSCRIPTION

3.1           There is no minimum aggregate Offering size.

3.2           The Company will conduct the closing of the purchase and sale of Units at the time and place of its choice (the “Closing”) whereupon:

(a)           the Subscriber shall deliver to the Company, if not previously delivered: (i) this duly completed and executed Agreement and Accredited Investor Certificate; and (ii) the Purchase Price by wire transfer to an account designated  by the Company (collectively, the “Subscriber Deliverables”); and

(b)           the Company will deliver to the Subscriber (i) within five (5) business days after the Closing Date, a certificate registered in the name of the Subscriber (or as directed by it) duly executed and delivered by the Company, representing the number of Common Shares forming part of the Units that the Subscriber has agreed to purchase hereunder and a certificate registered in the name of the Subscriber (or as directed by it) duly executed and delivered by the Company, representing the Warrants forming part of the Units that the Subscriber has agreed to purchase hereunder, in each case free and clear of all liens, security interests, claims and encumbrances (and in this regard the Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Common Shares and Warrants comprising the Units purchased by the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto); and (ii) a copy of this Agreement duly executed by the Company and customary opinions of the Company’s counsel for transactions of this nature (collectively, the “Company Deliverables”).

IV.           CONDITIONS TO CLOSING

4.1           The Subscriber’s obligation to purchase the Units at the Closing is subject to the fulfillment of certain conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law, as follows:

(a)   Representations and Warranties Correct.  The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects as at the Closing Date.

(b)   Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)   No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)   No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Securities or requiring any consent or approval of any person (including the TSX), which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement

(e)   TSX Listing. The TSX shall have conditionally approved the listing of the Common Shares forming part of the Units and the Additional Shares issuable upon due exercise of the Warrants, subject only to the satisfaction by the Company of customary post-closing conditions imposed by the TSX in similar circumstances, and without the requirement of the Company to obtain shareholder approval to the Offering.

(f)   Company Deliverables.  The Company shall have delivered to the Subscriber all Company Deliverables.

(g)   Shareholder Approval.   The Company shall have obtained any necessary shareholder approvals for the Offering.

4.2           The Company’s obligation to sell the Units at the Closing is subject to the fulfillment of certain conditions, which conditions may be waived at the option of the Company to the extent permitted by law, as follows:

(a)   Representations and Warranties Correct.  The representations and warranties made by the Subscriber in Article I hereof shall be true and correct in all material respects.

(b)   Payment of Purchase Price.   The Subscriber shall have delivered to the Company the Purchase Price for the Units purchased by it pursuant to Section 3.2(a).

(c)   No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)   No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Securities or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(e)   TSX Listing. The TSX shall have conditionally approved the listing of the Common Shares forming part of the Units and the Additional Shares issuable upon due exercise of the Warrants, subject only to the satisfaction by the Company of customary post-closing conditions imposed by the TSX in similar circumstances, and without the requirement of the Company to obtain shareholder approval to the Offering.

(f)   Subscriber Deliverables.  The Subscriber shall have delivered to the Company all Subscriber Deliverables.

(h)   Shareholder Approval.   The Company shall have obtained any necessary shareholder approvals for the Offering.

V.           RIGHTS ISSUE

5.1           The Company will, as soon as reasonably practical following the First Closing Date, offer to its eligible shareholders (which, for the avoidance of doubt, does not include the Subscriber), in accordance with applicable Canadian provincial securities laws and United States federal and state securities laws (“Securities Laws”), rights (“Rights”) to purchase up to ● Units at a price per Unit equal to the Offering Price (the “Rights Issue”) and in connection therewith:

(a)   take or cause to be taken all steps as may be necessary to ensure that the distribution of the Rights and the Units issuable upon the exercise of the Rights complies with all Securities Laws; and

(b)   cause the Rights to be listed and posted for trading on the TSX and shall cause the Units issuable upon exercise of the Rights to be listed and reserved for future issuance on the TSX as soon as possible following the date of the Rights Issue.

5.2   The Subscriber undertakes and agrees with and in favour of the Company that, if required by Securities Laws, other applicable laws of any jurisdiction and applicable stock exchange rules or by any Securities Regulatory Authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Units contemplated by this Agreement as may be required.

VI.           TRADING IN ADHEREX SECURITIES

6.1           The Subscriber covenants and agrees that it will not purchase, sell, short, or engage in any securities transactions relating to the Securities whatsoever (or advise any others to do so) while in possession of material non-public information regarding the Company, including that it is contemplating the Offering.

VII.           MISCELLANEOUS

7.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

Adherex Technologies Inc.
501 Eastowne Drive, Suite 140
Chapel Hill, NC 27514     USA
Attention: Rosty Raykov, President and Chief Executive Officer

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

7.2           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except in writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or in writing signed by the party to be charged.

7.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

7.4           Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other purchasers and to add and/or delete other persons as purchasers.

7.5           All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the Province of Ontario, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.6           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.7           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent or other breach by that same party.

7.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.9           This Agreement may be executed in two or more counterparts, including via facsimile or PDF, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.10           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

7.11           The Subscriber hereby acknowledges and agrees that it shall bear all costs and expenses incurred by it (including any fees and disbursements of any special counsel retained by it) relating to the sale of the Units to the Subscriber.

VIII.           CONFIDENTIAL INVESTOR QUESTIONNAIRE

8.1           The Subscriber represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D
The undersigned is a bank, as defined in Section 3(a)(2) of the Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company (“SBIC”) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date, in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

8.2           SUITABILITY (please answer each question)

(a)   For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)   For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)    For all Subscribers, please list types of prior investments:

(d)	For all Subscribers, please state whether you have you participated in other private placements before:

YES	NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biotechnology Companies
Frequently
Occasionally
Never

(f)	For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES	NO

(g)	For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES	NO

(h)
For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES	NO

(i)	For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to purchase?

YES	NO

(j)	For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

8.3           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)           Company*
(g)           Trust*
(h)           Other

*If Units are being purchased for by an entity, a Certificate of Signatory must also be completed.

8.4           NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

YES	NO

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

8.5           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VIII and such answers have been provided under the assumption that the Company will rely on them.
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CDN DOLLAR AMOUNT OF UNITS PURCHASED = CDN$____________  (“Purchase Price”)

NO OF UNITS PURCHASED: ___________________________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

Country, City, State and Zip Code	Country, City, State and Zip Code

Telephone-Business	Telephone Business

Telephone-Residence	Telephone--Residence

Facsimile-Business	Facsimile--Business

Facsimile--Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated: ________________________, 2010

This Agreement is agreed to and accepted as of _____________________, 2010.

ADHEREX TECHNOLOGIES INC.

By:
Name
Title

SCHEDULE “A”
FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS WARRANT. BY PURCHASING SUCH SECURITIES, THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, OR (B) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [_______].

WARRANT TO PURCHASE COMMON SHARES OF
ADHEREX TECHNOLOGIES INC.

(void after [_______])

No. War-[_______]                                                                                                                        [_______]

THIS CERTIFIES THAT, for value received, [___________________] or registered assigns (the “Holder”), from and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, is entitled to purchase from Adherex Technologies Inc., a Canadian corporation (the “Company”), at any time before 5:00 p.m. Ottawa, Ontario time on [_______] (the “Termination Date”), [__________] ([________]) common shares in the capital of the Company (“Common Shares”), at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 5 hereof.  The number of Common Shares issuable pursuant to this Warrant (the “Warrant Shares”) is subject to adjustment under Section 2.

1.           Definitions.  As used in this Warrant, the following terms have the definitions ascribed to them below:

(a)	“Commencement Date” means [INSERT DATE THAT IS 6 MONTHS FROM ISSUANCE DATE].

(b)	“Issuance Date” means [_______].

(c)
“person” means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(d)	“Warrant Price” means CDN$ 0.08 per share subject to adjustment under Section 2.

2.           Adjustments and Notices.  The Warrant Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 2.  The Warrant Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Issuance Date.

(a)           Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding Common Shares or shall issue a stock dividend with respect to the Common Shares, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased.   In case the Company shall at any time combine the outstanding Common Shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased.  In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)           Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Common Shares, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend.  The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property.  The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)           Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, or sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such reorganization, merger or sale by the Holder with respect to the Warrant Shares if this Warrant had been exercised immediately before the consummation of such transaction.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2.  The provisions of this subparagraph (c) shall similarly apply to successive transactions of the type described in this subparagraph (c).

(d)           Certificate of Adjustment.  In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its chief financial officer (or other most senior financial officer at the time) to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least CDN$0.01, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(e)           No Impairment.  The Company shall not, by amendment of its charter, by-laws or other organizational documents, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall subject to Section 8 at all times in good faith assist in carrying out all of the provisions of this Section 2 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 2 against impairment.

(f)           Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full Common Share.

3.           No Shareholder Rights.  This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

4.           Reservation of Shares.  The Company will reserve from its authorized and unissued share capital a sufficient number of Common Shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon the exercise of this Warrant.

5.           Exercise of Warrant.   This Warrant may be exercised by the Holder hereof, in whole or in part, at any time from and after the Commencement Date and on or prior to the Termination Date, at the election of the Holder hereof (with the notice of exercise substantially in the form attached hereto as Attachment 1 duly completed and executed for an exercise under this Section 5), by the surrender of this Warrant at the principal office of the Company or transfer agent and the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

6.   Transfer of Warrant.   This Warrant is issued upon the following terms respecting transferability, to which Holder consents and agrees:

(a)           Until this Warrant is transferred on the books of the Company, the Company will, and shall be entitled to, treat the Holder of this Warrant registered as such on the books of the Company as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

(b)           This Warrant may not be exercised, and this Warrant and the Warrant Shares shall not be transferable, except in compliance with all applicable provincial, state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders.

(c)           Subject to clauses (b) and (d) of this Section 6, the Warrant may be transferred by the Holder completing and delivering to the Company a notice of transfer substantially in the form attached hereto as Attachment 2.

(d)           The Warrant may not be transferred, and the Warrant Shares may not be transferred, to persons in the United States or to U.S.  Persons (as that term is defined in Regulation S under the United States Securities Act of 1933, as amended (the “US Securities Act”), without the Holder obtaining an opinion of legal counsel stating that the proposed transaction will not result in a prohibited transaction under the US Securities Act, and all other applicable state and federal securities laws, regulations and orders.  By accepting this Warrant, the Holder agrees to act in accordance with any conditions reasonably imposed on such transfer by such opinion of legal counsel.

(e)           Neither the issuance of this Warrant nor the issuance of the Warrant Shares have been qualified by prospectus or registered under any Canadian provincial securities laws, the US Securities Act or any US state securities laws.

7.           Covenants, Representations and Warranties.  The Company hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to 5:00 p.m. (Ottawa, Ontario time) on the Termination Date, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant.  The Company hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time.  All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant, shall be and be deemed to be validly issued, fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof.  The Company hereby represents and warrants that this Warrant is a valid and enforceable obligation of the Company, enforceable in accordance with the provisions of this Warrant.

8.           Legends.  Upon issuance, the certificate or certificates evidencing any Warrant Shares shall bear legends as set forth in the Subscription Agreement of even date herewith between the original Holder and the Company and as required under any applicable provincial, state and federal securities laws, regulations and orders, and with all other applicable laws and regulations.

9.           Further Assurances.  The Company hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Holder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant.

10.           Successors and Assigns.  This Warrant shall enure to the benefit of the Holder and the successors and assignees thereof and shall be binding upon the Company and the successors thereof.

11.           Termination.  This Warrant shall terminate at 5:00 p.m. (Ottawa, Ontario time) on the Termination Date.

12.           Miscellaneous.  This Warrant shall be governed by the laws of the Province of Ontario, as such laws are applied to contracts to be entered into and performed entirely in Ontario by Ontario residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder.  All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.  Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Common Shares.  Time shall be of the essence of this Warrant. The parties hereto have expressly required that this agreement and all documents, agreements and notices related hereto be drafted in the English language. Les parties aux présentes ont expressément exigé que le présent contrat et tous les autres documents, conventions ou avis qui y sont afférents soient rédigés en langue anglaise.

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 ADHEREX TECHNOLOGIES INC., intending to be contractually bound, has caused this Warrant to be signed by its duly authorized officer in the date set forth above.

ADHEREX TECHNOLOGIES INC.

By:
Name
Title

Attachment 1

NOTICE OF EXERCISE

TO:           ADHEREX TECHNOLOGIES INC.

1.	The undersigned hereby elects to purchase ______ Common Shares of the Company pursuant to Section 5 of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.	Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

______________________________
(Name in which certificate(s) are to be issued)

_______________________________
(Address)

________________________________
(Name of Warrant Holder)

By:_____________________________

Title:____________________________

Date signed: ______________________

Attachment 2

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

__________________________________________________________________________________ (include name and address of the transferee) Warrants exercisable for common shares of Adherex Technologies Inc. (the “Company”) registered in the name of the undersigned on the register of the Company maintained therefor, and hereby irrevocably appoints
____________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Company with full power of substitution.

DATED this _________ day of ___________________, 20 .

Signature of Transferor guaranteed by:

__________________________________________________________________
_____________________________________________________________
Signature of Transferor
_____________________________________________________________

____________________________________________________________

____________________________________________________________
Address of Transferor

Notes:

The signature to this transfer must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

If the Transfer Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature on this Transfer Form must be guaranteed by a Schedule I chartered bank or licensed trust company, or a member of an acceptable medallion guarantee program.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".  Signature guarantees are not accepted from Treasury Branches or credit unions unless they are members of the Stamp Medallion Program.

SCHEDULE “B”
SUMMARY OF OFFERING TERMS

Issuer:	Adherex Technologies Inc. (“Adherex” or the “Company”).

Offering:	Private placement of Units. Each Unit will consist of one common share of Adherex (the “Common Shares”) and one common share purchase warrant (the “Warrants”).

Offering Price:	CDN$0.03 per Unit (the “Offering Price”).

Size of Offering:	Up to CDN $9,000,000.

Warrants:
Each whole Warrant will entitle the holder thereof to purchase one common share of Adherex at a purchase price of CDN$0.08 per share for a period of five years from their date of issue (collectively the “Warrant Shares”).  The Warrants shall not be exercisable for the first six (6) months from their date of issuance.

Offering Jurisdictions:
In the United States and in select jurisdictions in Europe pursuant to prospectus exemptions under applicable securities legislation of each jurisdiction, including Regulation D of the US Securities Act of 1933.

Resale and Hold Period:
The Common Shares and the Warrant Shares will be “restricted securities” and subject to a statutory hold or restricted period in Canada and the US.  The Common Shares and the Warrant Shares will be saleable on the TSX, subject to compliance with applicable securities legislation, including Regulation S promulgated under the US Securities Act of 1933 and National Instrument 45-102, four months after their date of issue.

Use of Proceeds:	The net proceeds will be used to fund research, product development and working capital.

Listing:	The Company will obtain the necessary approvals to list the Common Shares and the Warrant Shares on the TSX.

Closing:
One or more closings are contemplated, the first to occur on or about April 28, 2010 or such other date as the Company and the Subscribers may agree (the “Closing Date”).  The Closing will be conditional upon the Company having received: (i) all necessary Board, exchange and regulatory approvals; and (ii) shareholder approval, if required.

No Trading:
Each investor will agree not to purchase, sell, short or engage in any securities transactions relating to the Company’s Common Shares whatsoever (or advise others to do so) from the date of the receipt of this Term Sheet until the public announcement of the first closing of this Offering.

SCHEDULE “C”
REGULATION “S” RESALE REPRESENTATION LETTER

Adherex Technologies Inc.
501 Eastowne Drive, Suite 140
Chapel Hill, NC 27514     USA

Attn:  Chief Financial Officer

To Whom It May Concern:

The undersigned (A) acknowledges that the sale of the securities of Adherex Technologies Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “Act”) and (B) certifies that: (1) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believes that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (2) neither the seller (or its affiliates) nor any person acting on its behalf engaged in any “directed selling efforts” in the United States in connection with the offer and sale of such securities; (3) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the Act); (4) the seller does not have a short position in the securities sold and does not intend to replace the securities sold in reliance on Rule 904 with fungible unrestricted securities; (5) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act; and (6) the undersigned is not an “affiliate” (as defined in Rule 405 under the Act) of the Company.  Terms used herein have the meanings given to them by Regulation S.

______________________________________
By:
Its:
Date:

SCHEDULE “D”

CERTIFICATE OF SUBSEQUENT SALE

[Name and Address of Transfer Agent]

RE:	Sale of Shares of Common Stock of Adherex Technologies Inc. (the “Company”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of Common Shares of the Company, that the undersigned has sold the shares in compliance with all securities laws applicable to the undersigned.

Selling Stockholder (the beneficial owner):_____________________________________________________

Record Holder (e.g., if held in name of nominee):_________________________________________________

Restricted Stock Certificate No.(s):___________________________________________________________

Number of Shares Sold:___________________________________________________________________

Date of Sale:___________________________________________________________________________

Very truly yours,

Dated:_____________________                                                                    By:_________________________

Print Name:____________________

Title:_________________________

cc:           Adherex Technologies Inc.
501 Eastowne Drive, Suite 140
Chapel Hill, NC 27514     USA
Attention:  Chief Financial Officer

SCHEDULE “E”

ACCREDITED INVESTOR CERTIFICATE – NATIONAL INSTRUMENT 45-106

TO:	ADHEREX TECHNOLOGIES INC.

In connection with the subscription for Units of Adherex Technologies Inc. (the “Company”), the undersigned (the “Subscriber”) hereby represents and warrants that the Subscriber is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions by virtue of being (check one):

(a)	a Canadian financial institution, or a Schedule III bank;	☐

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	☐

(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;	☐

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);	☐

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	☐

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	☐

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;	☐

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	☐

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;	☐

(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;	☐

(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;	☐

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;	☐

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;	☐

(n)	an investment fund that distributes or has distributed its securities only to:	☐

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, and 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;	☐

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;	☐

(q)	a person acting on behalf of a fully managed account managed by that person, if that person:	☐

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;	☐

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	☐

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;	☐

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or	☐

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:	☐

(i) an accredited investor; or

(ii) an exempt purchaser in Alberta or British Columbia after this Instrument comes into force.

Dated this ____ day of _____________, 2010
Signed: _________________________ Name: _________________________ For: _________________________ Title: _________________________